                                                                   Exhibit 10.2

                                   PLEDGE AMENDMENT

         This Pledge Amendment, dated September 3, 1997, is delivered pursuant to SECTION 6(d) of the Pledge Agreement referred to below. The undersigned hereby certifies that the representations and warranties in
SECTION 5 of the Pledge Agreement are and continue to be true and correct, both as to the Pledged Collateral pledged prior to this Pledge Amendment and as to the Pledged Collateral pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated March 12, 1997 (the "Pledge Agreement"), between the undersigned, as Pledgor, the other Persons named therein as Pledgors, and General Electric Corporation, as Agent, and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement. The undersigned acknowledges that any shares not included in the Pledged Shares at the discretion of Agent may not otherwise be pledged or otherwise used as security by Pledgor.

                                       DANA PERFUMES CORP.



                                       By:  /s/ John R. Jackson
                                            -----------------------------------
                                            Name:  John R. Jackson
                                            Title:  VP



                                       RCI CHINA, INC.



                                       By:   /s/ John R. Jackson
                                             ----------------------------------
                                             Name:  John R. Jackson
                                             Title:  VP

===============================================================================
                        Initial
                       Principal                     Maturity   Interest
Pledgor    Issuer        Amount        Issue Date      Date       Rate
-------------------------------------------------------------------------------
Dana       Dana U.K.   $1,000,000     Dec. 31, 1996              11.75%
Perfumes   Limited
Corp.
-------------------------------------------------------------------------------
RCI China, Dana                       Sept. 3, 1997
Inc.       Perfumes
           Corp.
-------------------------------------------------------------------------------
Dana       RCI China,                 Sept. 3, 1997
Perfumes   Inc.
Corp.
===============================================================================